UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2006

THIRD CENTURY BANCORP
(Exact Name of Registrant as Specified in Charter)

Indiana	000-50828	20-0857725
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

80 E Jefferson Street, Franklin, Indiana	46131
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (317) 736-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

By press release the Company reported a share repurchase program for 5% of its outstanding shares, a quarterly cash dividend and its earnings for the quarter ended September 30, 2006.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits.

The following Exhibit is attached as part of this report:

	99.1	Press release dated November 17, 2006, announcing the Company’s share repurchase program, quarterly cash dividend and reported earnings for the quarter ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THIRD CENTURY BANCORP

DATE: November 17, 2006	By:	/s/ Robert D. Heuchan
Robert D. Heuchan
President and Chief Executive Officer